UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wanchai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8363

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check r whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of thiap or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 20, 2023, AGBA Group Holding Limited (the “Company”) received a letter from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires companies listed on Nasdaq to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive trading days. As of May 3, 2024, the closing bid price of the ordinary shares of the Company has been over $1.00 per share for a minimum of 10 consecutive business days. On May 3, 2024, Nasdaq confirmed that the Company had regained compliance with Rule 5550(a)(2) and that this matter is now closed.

On May 6, 2024, AGBA issued a press release about this matter. Attached hereto as Exhibit 99.1 and incorporated into this Item 3.01 by reference is the copy of the press release.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed on the Current Report on Form 8-K filed by the Company on November 8, 2023, the Company commenced a private placement (the “PIPE”) of ordinary shares of the Company (the “Ordinary Shares”) and warrants (the “Warrants”) and entered into certain term sheets with certain investors. On February 15, 2024, the Company has completed the execution of the PIPE term sheets and anticipates to receive the full gross proceeds of approximately $5,128,960 at the closing of PIPE, in consideration of (i) 7,349,200 Ordinary Shares, and (ii) Warrants to purchase up to 1,469,840 Ordinary Shares at a purchase price of $0.70 per Ordinary Share and associated Warrant. On May 2, 2024, the PIPE closed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Group Chief Financial Officer

Dated: May 6, 2024

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